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                                CSB BANCORP, INC.


                                   EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of CSB Bancorp, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John J. Limbert, President and Chief Executive Officer, and A. Lee Miller, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John J. Limbert                           /s/ A. Lee Miller
------------------------------                --------------------------------
John J. Limbert                               A. Lee Miller
President and                                 Senior Vice President and
Chief Executive Officer                       Chief Financial Officer


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